UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

Lakeland Industries, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-15535	13-3115216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1525 Perimeter Parkway, Suite 325
Huntsville, Alabama		35806
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 256 350-3873

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	LAKE	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Lakeland Industries, Inc. (the “Company”) adopted the Lakeland Industries, Inc. 2026 Equity Incentive Plan (the “2026 Plan”) on May 5, 2026 and submitted the 2026 Plan for stockholder approval at the 2026 Annual Meeting of Stockholders of the Company on June 16, 2026 (the “Annual Meeting”). The Company’s stockholders approved the 2026 Plan at the Annual Meeting.

A detailed description of the terms of the 2026 Plan was set forth in Proposal 4 in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on May 7, 2026, which description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the 2026 Plan, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on four proposals. A brief description of and tabulation of votes for each proposal are set forth below. Voting results are, when applicable, reported by rounding fractional share voting to the nearest whole share.

Proposal 1. Class I directors were elected to serve for three years expiring at the Company’s 2029 Annual Meeting of Stockholders and until each of their respective successors is duly elected and qualified, by the votes set forth below. There were 1,685,808 broker non-votes with respect to the proposal.

Nominee	For	Withheld
Ronald Herring	6,791,048	229,799
Melissa Kidd	6,512,700	508,147
Lee D. Rudow	6,826,544	194,303

Proposal 2. The Company’s stockholders ratified the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027. There were no broker non‑votes with respect to the proposal.

For	Against	Abstain
8,657,801	12,616	36,238

Proposal 3. The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers. There were 1,685,808 broker non-votes with respect to the proposal.

For	Against	Abstain
6,064,126	131,088	825,633

Proposal 4. The Company’s stockholders approved the 2026 Plan. There were 1,685,808 broker non-votes with respect to the proposal.

For	Against	Abstain
6,607,351	120,460	293,036

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Lakeland Industries, Inc. 2026 Equity Incentive Plan (incorporated by reference to Exhibit 4.3 to Lakeland Industries, Inc.’s Registration Statement on Form S-8 (File No.333-296827) filed with the Commission on June 16, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date:	June 18, 2026	By:	/s/ J. Calven Swinea
J. Calven Swinea Chief Financial Officer and Secretary